EXHIBIT 10.6

                             FEDERAL VENTURES, INC.

                          3055 HARBOR DRIVE, SUITE 1603
                         FORT LAUDERDALE, FLORIDA 33316
                             TELEPHONE: 954-467-9158
                                  FAX: 467-9159
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                                    AGREEMENT

                             FEDERAL VENTURES, INC.

                                       and

                           ALLIANCE TROPHY CLUB, INC.


THIS AGREEMENT, is entered into this 13th day of April, 1999 by and between Alliance Trophy Club, Inc. and Federal Ventures, Inc., David Siegel, 3055 Harbor Drive, Suite 1603, Fort Lauderdale, Florida 33316 (hereinafter referred to as "Representative").

AS AGREED, upon the receipt of 50,000 shares of free-trading stock (symbol:
ALLT) provided by Alliance Trophy Club, Inc. and based on a 3 month contract period, the Representative agrees to provide the following services:

     1.   Assist in Generating Press Releases

     2. Develop Market Awareness through Direct Communication with the Brokerage Houses, Fund Managers, Analysts, Public and Private Investors

     3.   Lead Generation Programs (Deck Drops, Internet Blasts, etc.)

     4.   Review and Discuss Investment Banking and Investor Relation Issues


IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective on this date stated above.

FEDERAL VENTURES, INC.                       ALLIANCE TROPHY CLUB, INC.



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David Siegel, President                      Lance White, President